AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                   SUITE 600
                             DENVER, COLORADO 80202










            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


As independent certified public accountants, we hereby consent to the use of our report dated January 19, 2006 of SRKP 2, Inc. and to the reference made to our firm under the caption "Experts" included in or made part of this Form SB-2 Amendment #4.




                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS




Denver, Colorado
May 3, 2006